                                                                    EXHIBIT 99.2

                             3Q 2003 Conference Call
                          11:00 AM ET, Today, 10/31/2003
                            Dial 800-547-9328 for Q&A

Webcast:                            Via Web site,  homeproperties.com,  in the
                                    "Investors" section under "Financial
                                    Information"

Question & Answer:                  You will need to press the  number  one
                                    followed  by the  number  four on your
                                    touchtone  phone to be placed in the queue
                                    to ask a question.  If you're  using a
                                    speakerphone,  please pick up the handset
                                    before  pressing the numbers.  No password
                                    is required.

Enclosed are the following supplemental reports:

1.       Property-by-Property Breakdown of Operating Results
2.       Occupancy Comparison by Regions and Sequential NOI Comparison
3.       Resident Statistics
4.       Same-Store Operating Expense Detail
5.       Breakdown of "Other Income"
6.       Summary of Recent Acquisitions
7.       Summary of Recent Sales
8.       Breakdown of Owned Units by Market
9.       Debt Summary Schedule
10.      Net Asset Value Calculation
11.      Capital Expenditure and Adjusted NOI Summary
12.      2003 Earnings Guidance

Audio Replay:                      800-633-8284 or 402-977-9140
Audio Replay Passcode:             211060010

Please call our office at  585-546-4900  if there is any additional  information that we can provide.

JS:DPG:yjw
Enclosures

HOME PROPERTIES OWNED COMMUNITIES RESULTS

                                                   YTD through September 30, 2003                                           YTD '03 versus YTD '02
                                                   ------------------------------                                                  % Growth
                                                                                                                            ----------------------
                                               # of                Date           YTD '03        YTD '03      Year Ago        Rental       Rental           NOI          YTD '02%
                                              Apts.               Acqu.          Rent/Mo.         Occup.        Occup.         Rates        Revs.        w/ G&A       NOI w/ G&A   #Units
                                              -----               -----          --------         ------        ------         -----        -----        ------       ----------   ------

Baltimore Region
  Bonnie Ridge                                  966            7/1/1999              $978          90.8%         92.2%          4.3%         2.7%          0.8%
  Brittany Place                                591           8/22/2002              $967          95.8%           n/a           n/a          n/a           n/a
  Canterbury Apartments                         618           7/16/1999              $763          93.6%         95.8%          5.4%         3.0%         -2.3%
  Country Village                               344           4/30/1998              $746          92.3%         91.3%          1.5%         2.6%          0.1%
  Falcon Crest                                  396           7/16/1999              $811          93.5%         90.9%          1.3%         4.2%          3.2%
  Fenland Field                                 234            8/1/2001              $956          91.9%         93.7%          7.8%         5.7%          7.1%
  Gateway Village                               132           7/16/1999            $1,047          92.7%         94.9%          7.4%         5.0%         -2.0%
  Mill Towne Village Apts                       384           5/31/2001              $726          86.8%         90.0%         10.0%         6.0%          4.0%
  Morningside Heights                         1,050           4/30/1998              $755          89.8%         89.3%          4.3%         5.0%         -0.1%
  Owings Run                                    504           7/16/1999              $970          87.4%         87.8%          0.6%         0.1%         -8.7%
  Selford Townhomes                             102           7/16/1999            $1,062          93.2%         90.9%          5.8%         8.5%          6.1%
  Shakespeare Park                               82           7/16/1999              $600          99.6%         99.8%         -1.1%        -1.3%        -12.1%
  Timbercroft Townhomes                         284           7/16/1999              $681          99.2%         99.2%          4.4%         4.4%         -6.0%
  Village Square Townhomes                      370           7/16/1999              $921          95.5%         97.6%          8.0%         5.6%          3.0%
  Woodholme Manor                               176           3/31/2001              $646          92.7%         94.1%         10.0%         8.4%          2.4%
                                             ------                                ------          ----          ----           ---          ---           ---             ----     ----
     Total Baltimore Region                   6,233                                  $849          92.0%         92.2%          4.6%         3.8%         -0.3%            15.6%    15.0%

Boston Region:
  Gardencrest                                   696           6/28/2002            $1,165          94.2%           n/a           n/a          n/a           n/a
  Stone Ends                                    280           2/12/2003            $1,085          93.6%           n/a           n/a          n/a           n/a
                                             ------                                ------          ----          ----           ---          ---           ---             ----     ----
      Total Boston Region                       976                                $1,165          94.2%         96.0%           n/a          n/a           n/a             3.3%     2.3%

Buffalo, NY Region:
  Emerson Square                                 96          10/15/1997              $643          96.5%         98.1%          3.6%         1.8%         10.9%
  Idylwood                                      720            1/1/1995              $644          91.1%         90.9%          0.4%         0.6%         -5.1%
  Paradise Lane                                 324          10/15/1997              $680          89.4%         91.8%          3.3%         0.6%         -2.6%
  Raintree Island                               504            8/4/1994              $704          88.8%         92.5%          3.2%        -0.9%         -6.8%
                                             ------                                ------          ----          ----           ---          ---           ---             ----     ----
      Total Buffalo Region                    1,644                                  $669          90.3%         92.0%          2.1%         0.2%         -4.1%             2.2%     4.0%

Connecticut Region
  Apple Hill                                    498           3/27/1998            $1,026          93.5%         92.5%          4.2%         5.3%          3.4%
                                             ------                                ------          ----          ----           ---          ---           ---             ----     ----
     Total Connecticut Region                   498                                $1,026          93.5%         92.5%          4.2%         5.3%          3.4%             1.5%     1.2%

Delaware Region
  Home Properties of Newark                     432           7/16/1999              $729          91.0%         90.9%          3.8%         3.9%         -3.7%
                                             ------                                ------          ----          ----           ---          ---           ---             ----     ----
     Total Delaware Region                      432                                  $729          91.0%         90.9%          3.8%         3.9%         -3.7%             0.8%     1.0%

Detroit, Michigan Region
  Canterbury Square                             336          10/29/1997              $752          90.0%         91.1%         -0.2%        -1.4%        -11.0%
  Carriage Hill - MI                            168           9/29/1998              $780          92.2%         93.8%          1.5%        -0.3%         -6.4%
  Carriage Park                                 256           9/29/1998              $736          93.1%         93.8%          0.8%         0.1%        -10.7%
  Charter Square                                492          10/29/1997              $850          91.6%         90.0%          0.2%         2.0%          1.2%
  Cherry Hill Club                              165            7/7/1998              $670          91.4%         92.9%          3.7%         2.0%         -6.0%
  Cherry Hill Village                           224           9/29/1998              $707          90.8%         90.2%         -1.2%        -0.5%          2.0%
 Deerfield Woods                                144           3/22/2000              $812          92.4%         95.8%          3.6%        -0.1%         -3.8%
  Fordham Green                                 146          10/29/1997              $878          92.5%         94.6%          2.8%         0.5%          2.2%
  Golfview Manor                                 44          10/29/1997              $582          87.2%         97.3%          3.7%        -7.1%        -33.4%
  Greentrees                                    288          10/29/1997              $662          88.0%         90.6%          0.0%        -2.9%        -15.1%
 Hampton Court                                  182           9/30/2000              $674          86.2%         92.0%          3.1%        -3.4%        -13.4%
  Kingsley                                      328          10/29/1997              $686          90.3%         89.8%         -0.2%         0.3%        -10.8%
 Macomb Manor                                   217           3/22/2000              $686          94.7%         96.0%          1.7%         0.3%         -9.0%
  Oak Park Manor                                298          10/29/1997              $832          86.9%         92.1%          5.9%        -0.1%        -12.5%
  Parkview Gardens                              484          10/29/1997              $646          85.4%         94.9%          5.0%        -5.6%        -24.4%
  Scotsdale                                     376          11/26/1997              $698          91.6%         92.7%          0.7%        -0.5%         -8.2%
  Southpointe Square                            224          10/29/1997              $648          87.3%         89.7%          0.3%        -2.4%        -17.3%
  Springwells Park                              303            4/8/1999              $988          86.7%         88.9%         -1.2%        -3.7%        -18.0%
  Stephenson House                              128          10/29/1997              $673          88.9%         91.1%         -0.6%        -3.1%        -16.1%
  The Lakes                                     434           11/5/1999              $898          86.8%         86.9%         -0.3%        -0.4%        -12.9%
  Woodland Gardens                              337          10/29/1997              $736          90.0%         89.8%         -3.6%        -3.3%         -9.4%
                                             ------                                ------          ----          ----           ---          ---           ---             ----     ----
     Total Detroit Region                     5,574                                  $755          89.5%         91.3%          0.9%        -1.2%        -10.6%             9.4%    13.4%

Hudson Valley Region
  Carriage Hill                                 140           7/17/1996            $1,139          95.4%         94.8%          6.8%         7.5%          7.8%
  Cornwall Park                                  75           7/17/1996            $1,622          92.3%         94.5%          6.6%         4.1%          3.9%
  Lakeshore Villas                              152           7/17/1996              $958          95.5%         93.4%          8.0%        10.5%         15.8%
  Patricia                                      100            7/7/1998            $1,208          94.8%         96.5%          6.5%         4.6%          8.3%
  Sherwood Consolidation                        224          10/11/2002              $858          97.4%           n/a           n/a          n/a           n/a
  Sunset Gardens                                217           7/17/1996              $824          97.3%         96.8%          7.7%         8.2%         12.4%
                                             ------                                ------          ----          ----           ---          ---           ---             ----     ----
      Total Hudson Valley Region                908                                $1,012          95.7%         95.2%          7.2%         7.2%          9.7%             2.4%     2.2%

Illinois Region
  Blackhawk                                     371          10/20/2000              $842          91.4%         94.2%          0.8%        -2.2%         -2.7%
  Courtyards Village                            224           8/29/2001              $780          93.8%         92.5%         -4.0%        -2.6%        -17.3%
  Cypress Place                                 192          12/27/2000              $888          93.2%         93.9%         -0.2%        -0.9%          0.5%
  The Colony                                    783            9/1/1999              $831          92.7%         89.8%         -2.9%         0.2%         11.8%
  The New Colonies                              672           6/23/1998              $706          89.2%         93.5%          4.1%        -0.7%         -1.8%
                                             ------                                ------          ----          ----           ---          ---           ---             ----     ----
     Total Illinois Region                    2,242                                  $795          91.7%         92.2%         -0.3%        -0.9%          1.6%             4.3%     5.4%

Indiana Region
  Maple Lane                                    396            7/9/1999              $671          87.8%         88.3%          3.4%         2.8%         -0.9%
                                             ------                                ------          ----          ----           ---          ---           ---             ----     ----
     Total Indiana Region                       396                                  $671          87.8%         88.3%          3.4%         2.8%         -0.9%             0.6%     1.0%

Long Island, NY Region
  Bayview / Colonial                            160           11/1/2000            $1,057          93.3%         95.5%          7.7%         5.3%         -0.4%
  Cambridge Village                              82            3/1/2002            $1,227          98.6%           n/a           n/a          n/a           n/a
  Coventry Village                               94           7/31/1998            $1,232          96.8%         97.8%          6.3%         5.2%          4.8%
  Devonshire Hills                              297           7/16/2001            $1,690          93.1%         89.0%          4.1%         8.9%         10.2%
  East Winds                                     96           11/1/2000            $1,036          93.3%         92.7%          4.3%         5.0%         -2.2%
  Hawthorne Consolidation                       434            4/4/2002            $1,192          91.3%           n/a           n/a          n/a           n/a
  Heritage Square                                80            4/4/2002            $1,216          98.3%           n/a           n/a          n/a           n/a
  Holiday/Muncy Consolidation                   143           5/31/2002              $902          98.6%           n/a           n/a          n/a           n/a
  Lake Grove Apartments                         368            2/3/1997            $1,287          95.4%         97.2%          6.4%         4.4%          2.5%
  Maple Tree                                     84           11/1/2000            $1,083          94.4%         96.9%          5.8%         3.1%         -3.7%
  Mid- Island Estates                           232            7/1/1997            $1,086          97.5%         97.1%          6.2%         6.6%          4.4%
  Rider Terrace                                  24           11/1/2000            $1,078          97.7%         99.0%          7.6%         6.3%          8.6%
  South Bay Manor                                61           9/11/2000            $1,348          95.7%         87.5%          7.4%        17.4%         23.0%
  Southern Meadows                              452           6/29/2001            $1,281          95.8%         95.5%          4.5%         4.9%          5.7%
  Stratford Greens                              359            3/1/2002            $1,295          94.1%           n/a           n/a          n/a           n/a
  Terry Apartments                               65           11/1/2000            $1,042          93.3%         92.4%          6.6%         7.6%          2.8%
  Westwood Village Apts                         242            3/1/2002            $1,779          96.3%           n/a           n/a          n/a           n/a
  Woodmont Village Apts                          96            3/1/2002            $1,134          94.4%           n/a           n/a          n/a           n/a
  Yorkshire Village Apts                         40            3/1/2002            $1,298          98.9%           n/a           n/a          n/a           n/a
                                             ------                                ------          ----          ----           ---          ---           ---             ----     ----
      Total Long Island Region                3,409                                $1,278          94.9%         94.4%          5.5%         6.2%          5.3%            13.2%     8.2%

Maine Region
  Mill Co. Gardens                               95            7/7/1998              $661          97.9%         96.8%          4.8%         6.1%          0.6%
  Redbank Village                               500            7/7/1998              $738          93.2%         93.9%          6.0%         5.3%         -0.8%
                                             ------                                ------          ----          ----           ---          ---           ---             ----     ----
     Total Maine Region                         595                                  $726          93.9%         94.3%          5.9%         5.4%         -0.6%             1.3%     1.4%

New Jersey Region
  East Hill Gardens                              33            7/7/1998            $1,254          96.3%         95.6%          5.0%         5.7%         -2.3%
  Lakeview                                      106            7/7/1998            $1,052          97.9%         97.0%          6.7%         7.7%          0.9%
  Oak Manor                                      77            7/7/1998            $1,557          95.6%         95.6%          6.5%         6.6%          0.3%
  Pleasant View                               1,142            7/7/1998              $965          92.8%         92.7%          3.8%         4.0%         -3.5%
  Pleasure Bay                                  270            7/7/1998              $839          96.9%         97.2%          5.8%         5.4%          3.9%
  Royal Gardens Apartments                      550           5/28/1997            $1,001          97.2%         96.5%          5.4%         6.3%          2.5%
  Wayne Village                                 275            7/7/1998            $1,079          93.0%         96.5%          6.5%         2.6%         -2.7%
  Windsor Realty                                 67            7/7/1998              $991          96.0%         97.2%          4.4%         3.1%         -9.6%
                                             ------                                ------          ----          ----           ---          ---           ---             ----     ----
      Total New Jersey Region                 2,520                                  $998          94.7%         94.8%          4.9%         4.7%         -1.3%             7.4%     6.1%

Philadelphia Region
  Beechwood Gardens                             160            7/7/1998              $747          96.3%         96.2%          3.7%         3.8%          1.1%
 Castle Club                                    158           3/15/2000              $813          97.9%         97.6%          4.2%         4.5%         -1.6%
  Cedar Glen                                    110            3/3/1998              $613          89.6%         91.6%          5.5%         3.2%        -16.1%
  Chesterfield                                  247           9/23/1997              $823          95.4%         95.5%          3.1%         3.0%         -1.6%
  Curren Terrace                                318           9/23/1997              $872          91.1%         91.6%          3.8%         3.3%          0.4%
  Executive House                               100           9/23/1997              $875          93.6%         96.4%          1.7%        -1.2%          0.0%
  Glen Brook                                    177           7/28/1999              $709          94.6%         95.3%          2.0%         1.3%        -10.9%
  Glen Manor                                    174           9/23/1997              $723          92.4%         91.5%          3.7%         4.7%         -8.7%
 Golf Club                                      399           3/15/2000              $962          91.5%         88.4%         -0.1%         3.4%         -8.0%
  Hill Brook Place                              274           7/28/1999              $794          96.8%         95.5%          5.3%         6.8%         -1.0%
 Home Properties of Bryn Mawr                   316           3/15/2000            $1,011          91.8%         89.1%          1.1%         4.2%         -1.8%
 Home Properties of Devon                       629           3/15/2000            $1,061          90.2%         89.2%          0.6%         1.8%         -3.0%
  New Orleans Consolidation                     442           7/28/1999              $761          93.2%         94.0%          3.4%         2.4%        -12.6%
  Racquet Club                                  467            7/7/1998              $912          95.6%         96.2%          3.5%         2.9%          0.0%
  Racquet Club South                            103           5/27/1999              $799          96.6%         95.1%          3.3%         4.9%          2.4%
  Ridley Brook                                  244           7/28/1999              $774          96.9%         96.9%          3.0%         3.0%         -3.2%
  Sherry Lake                                   298           7/23/1998            $1,055          94.7%         95.5%          4.0%         3.0%         -0.4%
  The Landings                                  384          11/25/1996              $934          93.9%         90.5%          2.9%         6.7%         -1.9%
 Trexler Park                                   249           3/15/2000              $987          88.9%         87.7%          4.4%         5.9%         -4.0%
  Valley View                                   176           9/23/1997              $777          90.9%         91.4%          2.6%         2.1%        -12.3%
  Village Square                                128           9/23/1997              $849          91.8%         91.9%          2.4%         2.3%         -4.6%
 William Henry                                  363           3/15/2000            $1,042          87.1%         88.7%          2.9%         1.1%         -9.0%
                                             ------                                ------          ----          ----           ---          ---           ---             ----     ----
      Total Philadelphia Region               5,916                                  $896          92.7%         92.1%          2.7%         3.3%         -4.0%            13.9%    14.2%

Rochester, NY Region:
  1600 East Avenue                              164           9/18/1997            $1,188          73.4%         71.2%        -11.5%        -8.8%        -18.3%
  1600 Elmwood                                  210            8/4/1994              $909          91.0%         94.7%          4.1%         0.1%         -6.2%
  Brook Hill                                    192            8/4/1994              $894          86.4%         89.7%          1.8%        -1.9%        -25.0%
  Newcastle Apartments                          197            8/4/1994              $769          94.9%         86.6%          2.0%        11.8%         11.8%
  Northgate Manor                               224           11/3/1994              $685          88.8%         89.3%          1.4%         0.8%        -16.5%
  Perinton Manor                                224            8/4/1994              $815          90.7%         91.8%          0.6%        -0.6%        -14.7%
  Pines of Perinton                             508           9/29/1998              $603          97.1%         97.1%         15.5%        15.6%         15.4%
  Riverton Knolls                               240            8/4/1994              $838          86.1%         80.0%         -1.8%         5.7%          4.3%
  Spanish Gardens                               220            8/4/1994              $693          89.5%         89.0%          1.5%         2.1%        -14.3%
  The Meadows                                   113            8/4/1994              $726          94.6%         95.2%          4.4%         3.9%         -1.2%
  Woodgate                                      120           6/30/1997              $809          94.0%         93.0%          2.3%         3.4%         -5.4%
                                             ------                                ------          ----          ----           ---          ---           ---             ----     ----
      Total Rochester Region                  2,412                                  $781          89.5%         88.2%          2.0%         3.5%         -5.4%             4.2%     5.8%

Syracuse, NY Region:
  Candlewood Gardens                            126            1/1/1996              $579          91.1%         91.9%          2.8%         1.9%          3.1%
  Fairview Heights                              211            8/4/1994              $918          92.1%         91.0%          6.7%         7.9%         12.0%
  Harborside Manor                              281           9/30/1994              $657          94.5%         94.1%          2.2%         2.7%         -3.8%
  Pearl Street                                   60           5/17/1995              $573          93.9%         90.9%          3.4%         6.8%          9.1%
  Village Green (inclu Fairways)                448          12/19/1994              $681          91.3%         85.1%          1.6%         9.0%         11.0%
  Westminster Place                             240            1/1/1996              $656          94.3%         94.7%          2.3%         1.9%        -10.7%
                                             ------                                ------          ----          ----           ---          ---           ---             ----     ----
      Total Syracuse Region                   1,366                                  $694          92.6%         90.4%          3.0%         5.6%          3.3%             2.2%     3.3%

Washington DC Region
  Braddock Lee                                  254           3/16/1998            $1,072          95.9%         94.6%          4.2%         5.7%          2.2%
  Cider Mill                                    864           9/27/2002              $995          95.1%           n/a           n/a          n/a           n/a
  East Meadow                                   150            8/1/2000            $1,151          93.0%         93.9%         -1.9%        -2.8%        -13.1%
  Elmwood Terrace                               504           6/30/2000              $785          93.1%         92.6%          3.3%         3.8%         -5.9%
  Falkland Chase                                450           9/10/2003            $1,309          93.5%           n/a           n/a          n/a           n/a
  Orleans Village                               851          11/16/2000            $1,141          88.3%         91.8%          1.4%        -2.5%         -9.4%
  Park Shirlington                              294           3/16/1998            $1,118          93.7%         95.3%          4.6%         2.9%         -3.7%
  Pavilion Apartments                           432            7/1/1999            $1,373          92.9%         88.9%          4.3%         9.0%          6.8%
  Seminary Hill                                 296            7/1/1999            $1,111          89.9%         92.6%          2.7%        -0.3%        -10.4%
  Seminary Towers                               548            7/1/1999            $1,114          92.8%         90.6%          2.1%         4.6%          3.2%
  Tamarron Apartments                           132           7/16/1999            $1,074          95.8%         98.8%          7.6%         4.4%          0.6%
  The Manor - MD                                435           8/31/2001            $1,091          96.7%         94.1%          5.4%         8.4%          6.0%
  The Manor - VA                                198           2/19/1999              $892          92.0%         91.6%         -0.3%         0.1%         -6.0%
  The Sycamores                                 185          12/16/2002            $1,090          89.9%           n/a           n/a          n/a           n/a
  Virginia Village                              344           5/31/2001            $1,140          94.1%         89.7%          4.5%         9.7%          0.7%
  Wellington Lakes                              160          10/24/2001              $755          86.5%         89.4%          7.7%         4.2%         -9.2%
  Wellington Woods                              114          10/24/2001              $772          91.6%         94.7%          9.2%         5.6%         -3.1%
  West Springfield                              244          11/18/2002            $1,234          87.9%           n/a           n/a          n/a           n/a
                                             ------                                ------          ----          ----           ---          ---           ---             ----     ----
     Total Washington DC Region               6,455                                $1,071          92.4%         92.1%          3.3%         3.6%         -2.2%            17.7%    15.5%

TOTAL OWNED PORTFOLIO                        41,576                                  $909          92.4%           n/a           n/a          n/a           n/a           100.0%   100.0%
TOTAL CORE PORTFOLIO                         36,566                                  $882          92.1%         92.2%          3.1%         3.0%         -1.0%

HOME PROPERTIES OWNED COMMUNITIES RESULTS
                                                                    THIRD QUARTER 2003                                          Q3 '03 versus Q3 '02
                                                                    ------------------                                                % Growth
                                                                                                                                --------------------
                                               # of               Date           Q3 '03         Q3 '03       Year Ago     Rental     Rental          NOI           Q3 '03%
                                              Apts.              Acqu.         Rent/Mo.         Occup.         Occup.      Rates      Revs.       w/ G&A     % NOI w/ G&A      #Units
                                              -----              -----         --------         ------         ------      -----      -----       ------     ------------      ------

Baltimore Region
  Bonnie Ridge                                  966           7/1/1999             $988          91.3%          94.0%       3.9%       0.8%        -0.4%
  Brittany Place                                591          8/22/2002             $984          94.8%            n/a        n/a        n/a          n/a
  Canterbury Apartments                         618          7/16/1999             $771          94.2%          95.2%       4.8%       3.7%        -4.2%
  Country Village                               344          4/30/1998             $752          95.5%          93.5%       1.6%       3.7%         6.4%
  Falcon Crest                                  396          7/16/1999             $821          93.3%          89.8%       1.7%       5.7%         5.4%
  Fenland Field                                 234           8/1/2001             $971          92.8%          93.9%       5.8%       4.6%        15.1%
  Gateway Village                               132          7/16/1999           $1,067          89.8%          94.4%       7.5%       2.2%        -7.4%
  Mill Towne Village Apts                       384          5/31/2001             $732          90.9%          90.9%       7.9%       7.9%         4.7%
  Morningside Heights                         1,050          4/30/1998             $762          91.6%          89.7%       3.5%       5.7%         5.3%
  Owings Run                                    504          7/16/1999             $962          89.7%          91.5%      -0.6%      -2.6%       -17.1%
  Selford Townhomes                             102          7/16/1999           $1,087          93.1%          94.3%       7.0%       5.7%        -0.1%
  Shakespeare Park                               82          7/16/1999             $579          98.9%          98.8%      -5.0%      -4.9%       -10.4%
  Timbercroft Townhomes                         284          7/16/1999             $697          98.8%          99.0%       4.0%       3.8%        -7.2%
  Village Square Townhomes                      370          7/16/1999             $937          94.9%          97.3%       7.2%       4.6%         1.8%
  Woodholme Manor                               176          3/31/2001             $657          92.3%          95.4%       9.1%       5.6%        -7.4%
                                              -----                              ------          ----           ----        ---        ---          ---             ----         ---
     Total Baltimore Region                   6,233                                $858          92.8%          93.2%       3.9%       3.2%        -0.5%            15.4%       15.0%

Boston Region:
  Gardencrest                                   696          6/28/2002           $1,214          94.9%          95.9%      16.9%      15.7%         6.9%
  Stone Ends                                    280          2/12/2003           $1,170          93.6%            n/a        n/a        n/a          n/a
                                              -----                              ------          ----           ----        ---        ---          ---             ----         ---
      Total Boston Region                       976                              $1,201          94.5%          95.9%      16.9%      15.7%         6.9%             3.5%        2.3%

Buffalo, NY Region:
  Emerson Square                                 96         10/15/1997             $647          98.6%          97.8%       2.9%       3.8%         9.5%
  Idylwood                                      720           1/1/1995             $641          93.3%          92.6%      -1.7%      -1.0%       -10.1%
  Paradise Lane                                 324         10/15/1997             $681          94.8%          93.0%       2.0%       4.0%         2.0%
  Raintree Island                               504           8/4/1994             $704          94.2%          93.6%       1.8%       2.5%         6.0%
                                              -----                              ------          ----           ----        ---        ---          ---             ----         ---
      Total Buffalo Region                    1,644                                $669          94.2%          93.3%       0.4%       1.4%        -1.9%             2.4%        4.0%

Connecticut Region
  Apple Hill                                    498          3/27/1998           $1,035          94.3%          95.9%       4.0%       2.4%        -5.5%
                                              -----                              ------          ----           ----        ---        ---          ---             ----         ---
     Total Connecticut Region                   498                              $1,035          94.3%          95.9%       4.0%       2.4%        -5.5%             1.4%        1.2%

Delaware Region
  Home Properties of Newark                     432          7/16/1999             $743          92.2%          92.1%       4.3%       4.4%        -1.1%
                                              -----                              ------          ----           ----        ---        ---          ---             ----         ---
     Total Delaware Region                      432                                $743          92.2%          92.1%       4.3%       4.4%        -1.1%             0.8%        1.0%

Detroit, Michigan Region
  Canterbury Square                             336         10/29/1997             $752          92.2%          93.3%       1.8%       0.6%        -1.3%
  Carriage Hill - MI                            168          9/29/1998             $788          93.1%          94.5%       2.0%       0.4%        -3.0%
  Carriage Park                                 256          9/29/1998             $735          93.8%          92.2%       0.1%       1.8%       -11.6%
  Charter Square                                492         10/29/1997             $855          93.2%          92.5%       2.5%       3.3%        -3.3%
  Cherry Hill Club                              165           7/7/1998             $685          89.0%          93.1%       5.2%       0.5%       -20.3%
  Cherry Hill Village                           224          9/29/1998             $704          92.2%          90.7%      -2.2%      -0.7%         6.0%
 Deerfield Woods                                144          3/22/2000             $814          93.7%          97.5%       3.5%      -0.6%         0.6%
  Fordham Green                                 146         10/29/1997             $888          89.5%          90.3%       1.6%       0.6%        -8.5%
  Golfview Manor                                 44         10/29/1997             $588          89.0%          97.5%       3.7%      -5.3%       -25.4%
  Greentrees                                    288         10/29/1997             $664          88.1%          95.5%       1.4%      -6.5%       -24.2%
 Hampton Court                                  182          9/30/2000             $676          86.3%          88.3%       1.2%      -1.0%        -8.0%
  Kingsley                                      328         10/29/1997             $678          92.2%          90.1%      -2.0%       0.3%       -16.7%
 Macomb Manor                                   217          3/22/2000             $690          94.6%          95.4%       0.7%      -0.1%       -10.0%
  Oak Park Manor                                298         10/29/1997             $828          90.5%          93.7%       3.3%      -0.2%       -12.0%
  Parkview Gardens                              484         10/29/1997             $645          85.0%          93.9%       3.9%      -5.9%       -16.4%
  Scotsdale                                     376         11/26/1997             $693          91.4%          92.6%       0.0%      -1.3%       -10.4%
  Southpointe Square                            224         10/29/1997             $652          90.8%          91.3%       0.1%      -0.5%       -26.4%
  Springwells Park                              303           4/8/1999             $975          90.3%          90.2%      -2.4%      -2.3%        -8.4%
  Stephenson House                              128         10/29/1997             $669          89.7%          88.2%      -2.1%      -0.4%       -24.1%
  The Lakes                                     434          11/5/1999             $890          90.1%          88.8%      -1.5%       0.0%       -12.2%
  Woodland Gardens                              337         10/29/1997             $729          95.7%          93.5%      -4.1%      -1.8%       -16.2%
                                              -----                              ------          ----           ----        ---        ---          ---             ----         ---
     Total Detroit Region                     5,574                                $754          91.1%          92.2%       0.5%      -0.7%       -11.1%             9.1%       13.4%

Hudson Valley Region
  Carriage Hill                                 140          7/17/1996           $1,171          96.1%          95.5%       8.1%       8.8%        15.3%
  Cornwall Park                                  75          7/17/1996           $1,630          97.1%          96.9%       4.0%       4.2%         4.0%
  Lakeshore Villas                              152          7/17/1996             $973          95.7%          96.9%       6.6%       5.3%         7.9%
  Patricia                                      100           7/7/1998           $1,227          96.3%          98.7%       6.9%       4.3%        -1.4%
  Sherwood Consolidation                        224         10/11/2002             $896          97.2%            n/a        n/a        n/a          n/a
  Sunset Gardens                                217          7/17/1996             $843          96.9%          96.9%       8.8%       8.9%        16.7%
                                              -----                              ------          ----           ----        ---        ---          ---             ----         ---
      Total Hudson Valley Region                908                              $1,036          96.6%          96.9%       7.1%       6.6%         8.7%             2.5%        2.2%

Illinois Region
  Blackhawk                                     371         10/20/2000             $842          92.0%          95.2%       0.5%      -2.9%       -10.3%
  Courtyards Village                            224          8/29/2001             $770          95.4%          89.8%      -4.8%       1.2%        -1.0%
  Cypress Place                                 192         12/27/2000             $891          93.8%          93.0%      -1.6%      -0.7%         0.8%
  The Colony                                    783           9/1/1999             $828          93.7%          90.4%      -2.0%       1.5%         5.0%
  The New Colonies                              672          6/23/1998             $712          89.5%          94.7%       4.2%      -1.6%         6.1%
                                              -----                              ------          ----           ----        ---        ---          ---             ----         ---
     Total Illinois Region                    2,242                                $795          92.5%          92.5%      -0.2%      -0.3%         1.6%             4.0%        5.4%

Indiana Region
  Maple Lane                                    396           7/9/1999             $671          90.4%          91.8%       2.0%       0.4%        -9.0%
                                              -----                              ------          ----           ----        ---        ---          ---             ----         ---
     Total Indiana Region                       396                                $671          90.4%          91.8%       2.0%       0.4%        -9.0%             0.6%        1.0%

Long Island, NY Region
  Bayview / Colonial                            160          11/1/2000           $1,067          92.0%          95.1%       6.0%       2.5%         1.1%
  Cambridge Village                              82           3/1/2002           $1,244          98.7%          97.7%       4.3%       5.4%        13.4%
  Coventry Village                               94          7/31/1998           $1,258          96.3%          98.1%       7.1%       5.2%         4.1%
  Devonshire Hills                              297          7/16/2001           $1,693          92.1%          91.0%       3.4%       4.8%         6.4%
  East Winds                                     96          11/1/2000           $1,052          95.6%          94.1%       3.6%       5.3%        -0.3%
  Hawthorne Consolidation                       434           4/4/2002           $1,214          91.3%          84.8%       6.4%      14.5%        25.2%
  Heritage Square                                80           4/4/2002           $1,239          97.4%          98.7%       5.5%       4.1%         7.7%
  Holiday/Muncy Consolidation                   143          5/31/2002             $905          98.4%          98.1%       1.0%       1.3%        -4.3%
  Lake Grove Apartments                         368           2/3/1997           $1,310          94.5%          97.0%       6.7%       4.0%        -0.4%
  Maple Tree                                     84          11/1/2000           $1,109          92.6%          97.2%       6.1%       1.1%        -7.4%
  Mid- Island Estates                           232           7/1/1997           $1,105          98.4%          96.6%       6.5%       8.5%         8.0%
  Rider Terrace                                  24          11/1/2000           $1,092          97.4%          98.2%       7.5%       6.6%        27.0%
  South Bay Manor                                61          9/11/2000           $1,367          97.9%          92.7%       6.0%      11.9%        10.4%
  Southern Meadows                              452          6/29/2001           $1,304          96.2%          95.5%       5.2%       6.0%         4.1%
  Stratford Greens                              359           3/1/2002           $1,320          94.5%          93.4%       7.5%       8.8%         5.6%
  Terry Apartments                               65          11/1/2000           $1,063          91.7%          95.1%       9.0%       5.1%         1.5%
  Westwood Village Apts                         242           3/1/2002           $1,810          96.8%          94.9%       9.1%      11.3%         3.9%
  Woodmont Village Apts                          96           3/1/2002           $1,152          95.6%          95.8%       5.8%       5.6%         4.3%
  Yorkshire Village Apts                         40           3/1/2002           $1,318          98.7%          98.0%       4.8%       5.6%         2.3%
                                              -----                              ------          ----           ----        ---        ---          ---             ----         ---
      Total Long Island Region                3,409                              $1,298          94.9%          93.9%       6.0%       7.1%         5.8%            13.0%        8.2%

Maine Region
  Mill Co. Gardens                               95           7/7/1998             $677          97.3%          97.7%       6.6%       6.1%         3.6%
  Redbank Village                               500           7/7/1998             $752          92.0%          93.7%       5.8%       3.9%         3.4%
                                              -----                              ------          ----           ----        ---        ---          ---             ----         ---
     Total Maine Region                         595                                $740          92.8%          94.3%       6.0%       4.2%         3.5%             1.3%        1.4%

New Jersey Region
  East Hill Gardens                              33           7/7/1998           $1,265          96.4%          91.1%       3.2%       9.3%        15.4%
  Lakeview                                      106           7/7/1998           $1,071          97.8%          96.4%       6.4%       8.0%         7.4%
  Oak Manor                                      77           7/7/1998           $1,569          98.8%          96.6%       4.4%       6.8%         6.6%
  Pleasant View                               1,142           7/7/1998             $976          92.8%          93.4%       4.1%       3.4%        -4.9%
  Pleasure Bay                                  270           7/7/1998             $857          95.2%          98.0%       6.5%       3.5%        -2.0%
  Royal Gardens Apartments                      550          5/28/1997           $1,015          96.6%          96.7%       5.5%       5.3%        -0.5%
  Wayne Village                                 275           7/7/1998           $1,090          95.0%          97.2%       5.2%       2.9%        -3.9%
  Windsor Realty                                 67           7/7/1998           $1,007          96.5%          99.4%       4.5%       1.4%       -12.7%
                                              -----                              ------          ----           ----        ---        ---          ---             ----         ---
      Total New Jersey Region                 2,520                              $1,011          94.8%          95.4%       4.8%       4.2%        -2.4%             7.5%        6.1%

Philadelphia Region
  Beechwood Gardens                             160           7/7/1998             $757          98.6%          96.3%       3.7%       6.2%        12.7%
 Castle Club                                    158          3/15/2000             $826          97.5%          97.8%       4.8%       4.5%         2.4%
  Cedar Glen                                    110           3/3/1998             $614          92.5%          91.7%       5.3%       6.2%        -1.1%
  Chesterfield                                  247          9/23/1997             $837          93.8%          96.4%       4.3%       1.4%        -2.9%
  Curren Terrace                                318          9/23/1997             $877          93.9%          93.7%       3.1%       3.3%         8.7%
  Executive House                               100          9/23/1997             $878          96.8%          95.0%       1.1%       3.0%         9.6%
  Glen Brook                                    177          7/28/1999             $714          94.4%          93.4%       1.5%       2.5%        -7.4%
  Glen Manor                                    174          9/23/1997             $731          91.9%          91.6%       4.7%       5.0%        -1.9%
 Golf Club                                      399          3/15/2000             $976          90.1%          90.8%       0.8%       0.1%        -8.0%
  Hill Brook Place                              274          7/28/1999             $804          96.3%          95.8%       4.7%       5.2%        -2.2%
 Home Properties of Bryn Mawr                   316          3/15/2000           $1,024          92.0%          87.1%       1.2%       6.9%         0.3%
 Home Properties of Devon                       629          3/15/2000           $1,075          88.6%          90.0%       1.3%      -0.3%        -6.3%
  New Orleans Consolidation                     442          7/28/1999             $768          92.9%          95.0%       3.2%       0.9%       -16.5%
  Racquet Club                                  467           7/7/1998             $921          94.6%          96.4%       3.9%       2.0%        -2.9%
  Racquet Club South                            103          5/27/1999             $809          97.0%          98.5%       3.4%       1.8%        -7.8%
  Ridley Brook                                  244          7/28/1999             $783          97.8%          96.2%       3.1%       4.9%        -0.7%
  Sherry Lake                                   298          7/23/1998           $1,071          95.3%          97.2%       4.9%       2.9%         6.4%
  The Landings                                  384         11/25/1996             $953          90.8%          92.5%       4.0%       2.1%        -5.2%
 Trexler Park                                   249          3/15/2000             $998          90.0%          92.3%       5.7%       3.1%        -9.0%
  Valley View                                   176          9/23/1997             $786          91.6%          90.6%       2.6%       3.8%       -11.9%
  Village Square                                128          9/23/1997             $864          92.5%          96.2%       4.4%       0.4%        -4.2%
 William Henry                                  363          3/15/2000           $1,045          89.0%          90.7%       2.0%       0.2%        -8.6%
                                              -----                              ------          ----           ----        ---        ---          ---             ----         ---
      Total Philadelphia Region               5,916                                $906          92.6%          93.2%       3.0%       2.4%        -3.9%            13.8%       14.2%

Rochester, NY Region:
  1600 East Avenue                              164          9/18/1997           $1,125          89.6%          81.8%     -16.5%      -8.6%       -17.7%
  1600 Elmwood                                  210           8/4/1994             $919          93.6%          94.6%       4.2%       3.1%        -7.0%
  Brook Hill                                    192           8/4/1994             $881          94.4%          91.7%      -1.0%       2.0%       -17.6%
  Newcastle Apartments                          197           8/4/1994             $777          93.9%          88.6%       2.8%       9.0%        18.3%
  Northgate Manor                               224          11/3/1994             $682          95.2%          92.5%       0.9%       3.8%        -6.1%
  Perinton Manor                                224           8/4/1994             $809          95.5%          94.8%       0.1%       0.9%       -20.2%
  Pines of Perinton                             508          9/29/1998             $767          97.7%          95.6%      46.5%      49.8%        75.4%
  Riverton Knolls                               240           8/4/1994             $840          92.0%          85.3%      -2.4%       5.2%        -7.8%
  Spanish Gardens                               220           8/4/1994             $684          94.9%          93.0%      -0.4%       1.5%       -15.6%
  The Meadows                                   113           8/4/1994             $736          93.6%          97.3%       4.3%       0.4%       -13.8%
  Woodgate                                      120          6/30/1997             $815          93.9%          93.8%       2.4%       2.5%        -0.1%
                                              -----                              ------          ----           ----        ---        ---          ---             ----         ---
      Total Rochester Region                  2,412                                $811          94.4%          91.2%       5.3%       9.0%         3.4%             4.7%        5.8%

Syracuse, NY Region:
  Candlewood Gardens                            126           1/1/1996             $571          94.0%          92.1%      -0.3%       1.7%        41.2%
  Fairview Heights                              211           8/4/1994             $951          90.5%          87.3%      10.0%      14.1%        26.8%
  Harborside Manor                              281          9/30/1994             $658          96.9%          94.2%       1.9%       4.8%        -3.5%
  Pearl Street                                   60          5/17/1995             $575          94.4%          94.9%       2.7%       2.2%        14.1%
  Village Green (inclu Fairways)                448         12/19/1994             $684          94.8%          86.9%       0.9%      10.2%        10.0%
  Westminster Place                             240           1/1/1996             $655          95.2%          96.9%       1.4%      -0.4%        -8.3%
                                              -----                              ------          ----           ----        ---        ---          ---             ----         ---
      Total Syracuse Region                   1,366                                $700          94.3%          90.8%       2.9%       7.0%         9.0%             2.3%        3.3%

Washington DC Region
  Braddock Lee                                  254          3/16/1998           $1,087          96.3%          92.3%       4.0%       8.5%        10.8%
  Cider Mill                                    864          9/27/2002           $1,003          94.5%            n/a        n/a        n/a          n/a
  East Meadow                                   150           8/1/2000           $1,133          97.5%          93.4%      -1.1%       3.2%        -4.3%
  Elmwood Terrace                               504          6/30/2000             $794          93.9%          93.4%       3.7%       4.4%        -6.4%
  Falkland Chase                                450          9/10/2003           $1,309          93.5%            n/a        n/a        n/a          n/a
  Orleans Village                               851         11/16/2000           $1,118          95.9%          93.2%      -1.8%       1.0%        -6.6%
  Park Shirlington                              294          3/16/1998           $1,127          92.0%          94.9%       3.7%       0.6%        -9.6%
  Pavilion Apartments                           432           7/1/1999           $1,382          92.8%          93.0%       4.0%       3.9%         0.4%
  Seminary Hill                                 296           7/1/1999           $1,118          91.1%          91.7%       2.3%       1.7%        -5.4%
  Seminary Towers                               548           7/1/1999           $1,131          92.2%          90.4%       3.0%       5.1%         3.6%
  Tamarron Apartments                           132          7/16/1999           $1,091          96.1%          98.2%       7.7%       5.3%         6.2%
  The Manor - MD                                435          8/31/2001           $1,100          95.6%          95.1%       4.2%       4.8%        -1.9%
  The Manor - VA                                198          2/19/1999             $903          92.0%          92.5%       1.8%       1.3%         1.0%
  The Sycamores                                 185         12/16/2002           $1,076          87.6%            n/a        n/a        n/a          n/a
  Virginia Village                              344          5/31/2001           $1,150          95.2%          93.6%       4.6%       6.3%         8.8%
  Wellington Lakes                              160         10/24/2001             $769          90.0%          88.0%       6.9%       9.3%        -6.3%
  Wellington Woods                              114         10/24/2001             $787          96.5%          93.7%       8.2%      11.4%        -2.9%
  West Springfield                              244         11/18/2002           $1,243          92.7%            n/a        n/a        n/a          n/a
                                              -----                              ------          ----           ----        ---        ---          ---             ----         ---
     Total Washington DC Region               6,455                              $1,075          93.9%          93.0%       2.6%       3.8%        -1.5%            17.7%       15.5%

TOTAL OWNED PORTFOLIO                        41,576                                $920          93.4%            n/a        n/a        n/a          n/a           100.0%      100.0%
TOTAL CORE PORTFOLIO                         36,566                                $890          93.3%          93.2%       3.1%       3.1%        -2.2%

Home Properties, Inc.
September 30, 2003 Supplemental Information
OCCUPANCY COMPARISON BY REGIONS - CORE PROPERTIES

--------------------------------------------------------------------------------------------------
                                                                   3rd Qtr    2nd Qtr
Region                                                   % Units      2003       2003    Variance
------                                                   -------      ----       ----    --------
Philadelphia                                               16.2%     92.6%      93.8%       -1.2%
Baltimore                                                  15.4%     92.6%      91.4%        1.2%
Detroit                                                    15.2%     91.1%      89.8%        1.3%
Upstate, NY                                                14.8%     94.3%      90.5%        3.8%
New Jersey, Long Island, Hudson Valley                     14.0%     95.0%      95.4%       -0.4%
Washington                                                 12.9%     94.1%      92.0%        2.1%
Chicago                                                     6.1%     92.5%      91.4%        1.1%
Misc.                                                       5.3%     92.6%      92.7%       -0.1%
                                                          -----      ----       ----         ---
Total                                                     100.0%     93.3%      92.3%        1.0%
                                                          =====      ====       ====         ===
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                   3rd Qtr    3rd Qtr
Region                                                   % Units      2003       2002    Variance
------                                                   -------      ----       ----    --------
Philadelphia                                               16.2%     92.6%      93.2%       -0.6%
Baltimore                                                  15.4%     92.6%      93.2%       -0.6%
Detroit                                                    15.2%     91.1%      92.2%       -1.1%
Upstate, NY                                                14.8%     94.3%      91.7%        2.6%
New Jersey, Long Island, Hudson Valley                     14.0%     95.0%      95.4%       -0.4%
Washington                                                 12.9%     94.1%      93.0%        1.1%
Chicago                                                     6.1%     92.5%      92.5%        0.0%
Misc.                                                       5.3%     92.6%      93.7%       -1.1%
                                                          -----      ----       ----         ---
Total                                                     100.0%     93.3%      93.2%        0.1%
                                                          =====      ====       ====         ===
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                      Sept    3rd Qtr
Region                                                   % Units      2003       2003    Variance
------                                                   -------      ----       ----    --------
Philadelphia                                               16.2%     92.3%      92.6%       -0.3%
Baltimore                                                  15.4%     93.3%      92.6%        0.7%
Detroit                                                    15.2%     90.0%      91.1%       -1.1%
Upstate, NY                                                14.8%     94.9%      94.3%        0.6%
New Jersey, Long Island, Hudson Valley                     14.0%     94.7%      95.0%       -0.3%
Washington                                                 12.9%     93.9%      94.1%       -0.2%
Chicago                                                     6.1%     92.3%      92.5%       -0.2%
Misc.                                                       5.3%     91.1%      92.6%       -1.5%
                                                          -----      ----       ----         ---
Total                                                     100.0%     93.1%      93.3%       -0.2%
                                                          =====      ====       ====         ===

SAME STORE SEQUENTIAL RESULTS
THIRD QUARTER 2003 VERSUS SECOND QUARTER 2003

Region                                                   % Units   Revenues    Expenses       NOI
------                                                   -------   --------    --------       ---
Philadelphia                                               16.2%      -0.2%       -1.9%      0.9%
Baltimore                                                  15.4%       2.4%        2.3%      2.4%
Detroit                                                    15.2%       0.8%        1.8%     -0.1%
Upstate, NY                                                14.8%       6.0%       -1.7%     14.0%
New Jersey, Long Island, Hudson Valley                     14.0%       1.0%       -3.0%      3.1%
Washington                                                 12.9%       2.4%        3.8%      1.5%
Chicago                                                     6.1%       1.0%       16.1%    -10.2%
Misc.                                                       5.3%       1.2%        7.4%     -2.5%
                                                            -----      ----       ----         ---
Total                                                     100.0%       1.8%        2.7%      1.2%
                                                          =====        ===         ===       ===

Home Properties, Inc.
September 30, 2003 Supplemental Information

Resident Statistics

                                    ----------------------------------------------------------------------------------------------------------
Top Six Reasons for Moveouts             3RD QTR    2ND QTR       1ST QTR       4TH QTR       3RD QTR     2ND QTR       1ST QTR          YEAR
                                            2003       2003          2003          2002          2002        2002          2002          2002
                                            ----       ----          ----          ----          ----        ----          ----          ----

Home purchase                             20.10%     19.40%        18.10%        20.10%        18.40%      18.70%        17.90%        18.80%

Employment related                        14.20%     15.20%        15.30%        13.70%        14.80%      14.10%        14.70%        14.30%

Resident preference                       13.70%     12.30%        11.00%        10.70%        11.90%      10.70%         9.50%        10.80%

Eviction/skip                             10.20%     11.40%        15.20%        12.20%        10.30%      10.00%        11.60%        10.90%

Domestic situtation                        9.10%     10.10%         7.00%         6.50%         9.80%       9.80%         6.70%         8.40%

Rent level                                 9.00%      9.40%        10.10%        11.60%        11.10%      11.90%        13.00%        11.80%
                                    ----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------------
Traffic                                                                                    Turnover
-------                                                                                    --------
                                                     Signed                      Signed
                                         Traffic     Leases       Traffic        Leases
                                      3rd Qtr 03 3rd Qtr 03   Nine Mos 03   Nine Mos 03
                                              To         To            To            To
                                      3rd Qtr 02 3rd Qtr 02   Nine Mos 02   Nine Mos 02    3rd Qtr 03  3rd Qtr 02   Nine Mos 03   Nine Mos 02
                                      ---------- ----------   -----------   -----------    ----------  ----------   -----------   -----------
Region
Baltimore                                     8%        49%            6%           16%           13%         12%           35%           33%
Washington                                  -13%       -14%           -5%            2%           12%         13%           32%           33%
New Jersey                                   -7%         2%          -13%            3%           11%         11%           29%           27%
Long Island                                 -10%        20%           -3%            8%           15%         13%           38%           37%
Hudson Valley                                30%       -18%           20%          -11%           15%         17%           43%           46%
Philadelphia                                -21%        -9%          -20%            0%           16%         16%           40%           41%
Detroit                                      -3%         7%           -3%           21%           16%         16%           40%           38%
Rochester                                     9%        -2%            5%           15%           18%         21%           46%           48%
Buffalo                                      17%        39%            8%           25%           18%         17%           43%           45%
Syracuse                                     -7%        -1%            6%           19%           23%         22%           54%           51%
Chicago                                       9%         8%           -3%            5%           17%         17%           44%           44%

Total Portfolio                              -5%         8%           -4%           10%           15%         15%           39%           38%
---------------------------------------------------------------------------------------    ---------------------------------------------------

------------------------------------------------------------------------------------------------------

                                                 3rd Qtr 03    3rd Qtr 02   Nine Mos 03   Nine Mos 02
                                                 ----------    ----------   -----------   -----------

Bad Debts as % of Rents                               0.73%         0.54%         0.68%         0.45%
------------------------------------------------------------------------------------------------------

HOME PROPERTIES, INC.
September 30, 2003 and 2002 Supplemental Information
SAME STORE OPERATING EXPENSE DETAIL

                                        3RD QTR      3RD QTR                                   NINE MOS      NINE MOS
                                           2003         2002        QUARTER             %          2003          2002      NINE MOS              %
                                         ACTUAL       ACTUAL       VARIANCE       VARIANCE       ACTUAL        ACTUAL      VARIANCE       VARIANCE
                                         ------       ------       --------       --------       ------        ------      --------       --------

ELECTRICITY                               1,989        1,871          (118)         -6.3%         5,280         4,974         (306)          -6.2%

GAS                                       1,636        1,528          (108)         -7.1%        11,743        10,815         (928)          -8.6%

WATER AND SEWER                           2,304        2,357             53          2.2%         6,629         6,680            51           0.8%

REPAIRS AND MAINTENANCE                   7,873        6,892          (981)        -14.2%        19,903        17,897       (2,006)         -11.2%

PERSONNEL EXPENSE                         9,789        9,374          (415)         -4.4%        28,737        26,722       (2,015)          -7.5%

SITE LEVEL INCENTIVE COMPENSATION           333          176          (157)        -89.2%           860           547         (313)         -57.2%

ADVERTISING                               1,795        1,525          (270)        -17.7%         4,916         4,377         (539)         -12.3%

LEGAL AND PROFESSIONAL                      278          277            (1)         -0.4%           962           850         (112)         -13.2%

OFFICE AND TELEPHONE                      1,276        1,164          (112)         -9.6%         3,834         3,559         (275)          -7.7%

PROPERTY INS.                             1,195          368          (827)       -224.7%         3,777         1,998       (1,779)         -89.0%

REAL ESTATE TAXES                         9,083        8,960          (123)         -1.4%        26,339        26,662           323           1.2%

SNOW                                         10            -           (10)          ++++         1,330           577         (753)        -130.5%

TRASH                                       667          670              3          0.4%         2,024         1,964          (60)          -3.1%

PROPERTY MANAGEMENT G AND A               2,744        2,153          (591)        -27.5%         7,835         6,657       (1,178)         -17.7%
                                         ------       ------        ------           ---        -------       -------       ------            ---

TOTAL                                    40,972       37,315        (3,657)         -9.8%       124,169       114,279       (9,890)          -8.7%
                                         ======       ======        ======           ===        =======       =======       ======            ===

Home Properties, Inc.
September 30, 2003 and 2002 Supplemental Information

BREAKDOWN OF "OTHER INCOME"
                                                                                                                                     Nine Mos    Nine Mos
Recognized directly by Home Properties:                                                                        Q3 '03      Q3 '02        2003        2002

Recognized directly by Home Properties:
Management fees                                                                                                 1,003         537       3,262       1,506
Other                                                                                                              25           9          87         124
                                                                                                                -----         ---       -----       -----
Sub-total                                                                                                       1,028         546       3,349       1,630
                                                                                                                =====         ===       =====       =====

Equity in earnings of unconsolidated affiliates

Home Properties Management and Home Properties Resident Services, Inc.

Management fees                                                                                                     -         717           -       2,134
Interest income                                                                                                     -         260           -         637
Misc                                                                                                                -          (2)          -          31
General and Administrative                                                                                          -        (978)          -      (2,720)
Interest expense                                                                                                    -        (176)          -        (562)
Depreciation                                                                                                        -        (149)          -        (395)
Taxes                                                                                                               -          (1)          -          46
Impairment                                                                                                          -           -           -           -
                                                                                                                    -        (329)          -        (829)
                                                                                                                =====         ===       =====       =====

Company's share of earnings (losses) from
  investment in unconsolidated management
  companies                                                                                                         -        (326)           -       (829)
                                                                                                                =====         ===       =====       =====

Company's share of earnings (losses) from
   investment in limited partnerships                                                                            (313)         18     (1,497)       (579)
                                                                                                                =====         ===       =====       =====

Equity in earnings (losses) of unconsolidated affiliates                                                         (313)      (308)     (1,497)     (1,408)
                                                                                                                =====         ===       =====       =====

Note: In 2003, Home Properties Management and Home Properties Resident Services, Inc are
fully consolidated with the Company. Therefore, in 2003, the individual line items of income and expense of the two Management Companies are included in each line item reported by the
         Company.

----------------------------------------------------------------------------------------------------------------------------------------------------------

Combined Management Fees
                                                                                                                1,003       1,254       3,262       3,640
                                                                                                                =====         ===       =====       =====

Combined EBITDA
                                                                                                                 (123)        283        (72)       1,075
                                                                                                                =====         ===       =====       =====

General and Administrative Expenses of the Management Companies
Home Properties Resident Services, Inc.                                                                          (843)                 (2,517)
                                                                                                                =====                   =====       =====
Home Properties Management                                                                                       (308)                   (904)
                                                                                                                =====                   =====       =====

Home Properties, Inc.
September 30, 2003 Supplemental Information

                                                        SUMMARY OF RECENT ACQUISITIONS

                                                                                                (1)                          Wgtd. Avg.
                                                                          Purchase     # of     CAP          Purchase         Price Per
Community                             Market                State             Date    Units    Rate        Price (mm)              Unit
----------------------------------------------------------------------------------------------------------------------------------------
2003 ACQUISITIONS
Stone Ends Apartments                 Boston                MA           2/12/2003      280    7.7%             $34.0          $121,429
Falkland Chase                        NoVA/DC               MD           9/10/2003      450    7.1%             $58.9          $130,836
                                                                                  ------------------------------------------------------
                                                                         TOTAL QTD      730    7.3%             $92.9          $127,228
                                                                                  ======================================================

                                                                                                                             Wgtd. Avg.
                                                                          Purchase     # of                  Purchase         Price Per
Community                             Market                State             Date    Units                Price (mm)              Unit
----------------------------------------------------------------------------------------------------------------------------------------
2002 ACQUISITIONS
Cambridge Village                     Long Island           NY            3/1/2002       82    8.6%              $5.4           $65,854
Stratford Greens                      Long Island           NY            3/1/2002      359    8.6%             $45.2          $125,905
Westwood Village                      Long Island           NY            3/1/2002      242    8.6%             $28.7          $118,595
Woodmont Village                      Long Island           NY            3/1/2002       96    8.6%              $8.1           $84,375
Yorkshire Village                     Long Island           NY            3/1/2002       40    8.6%              $3.1           $77,500
Green Acres                           Philadelphia          PA            3/1/2002      212    8.6%              $9.8           $46,226
Hawthorne Court/Estates (2)           Long Island           NY            4/4/2002      434    8.6%             $31.0           $71,429
Heritage Square                       Long Island           NY            4/4/2002       80    8.6%              $6.4           $80,000
Muncy Apartments                      Long Island           NY           5/31/2002       23    8.6%              $3.2          $139,130
Holiday Square Apartments             Long Island           NY           5/31/2002      120    8.6%              $6.3           $52,500
Gardencrest Apartments                Boston                MA           6/28/2002      696    7.0%             $85.4          $122,701
Brittany Place Apartments             NoVA/DC               MD           8/22/2002      591    9.1%             $41.3           $69,882
Cider Mill Apartments                 NoVA/DC               MD           9/27/2002      864    8.3%             $73.7           $85,301
Wallace Portfolio (5)                 Hudson Valley         NY          10/11/2002      224    7.1%             $12.8           $57,143
West Springfield Terrace              NoVA/DC               VA          11/18/2002      244    7.1%             $34.2          $140,164
The Sycamores                         NoVA/DC               VA          12/16/2002      185    7.3%             $20.3          $109,730
                                                                                  ------------------------------------------------------
                                                                         TOTAL YTD    4,492    8.0%            $414.9           $92,364
                                                                                  ======================================================

----------------------------------------------------------------------------------------------------------------------------------------
TOTAL 2002 and 2003 Acquisitions                                                      5,222    7.9%            $507.8           $97,238
----------------------------------------------------------------------------------------------------------------------------------------

Home Properties, Inc.
September 30, 2003 Supplemental Information

SUMMARY OF RECENT SALES

                                                                                                           (1)                           Wgtd. Avg.
                                                                                      Sale     # of        CAP             Sales          Price Per
Community                               Market               State                    Date    Units       Rate        Price (mm)               Unit
----------------------------------------------------------------------------------------------------------------------------------------------------
2003 SALES
Weston Gardens                          North/Central        OH                   1/8/2003      242       7.4%              $6.4            $26,595
Candlewood Apartments                   South Bend           IN                  1/22/2003      310       9.4%             $14.7            $47,332
Green Acres                             Philadelphia         PA                  7/25/2003      212      11.0%             $10.5            $49,528
Carriage House                          Baltimore            MD                  9/17/2003       50       8.3%              $1.9            $38,750
Bayberry Place                          Detroit              MI                  9/25/2003      120       6.9%              $7.0            $58,333
                                                                                          ----------------------------------------------------------
                                                                                 TOTAL YTD      934       9.0%             $40.5            $43,412
                                                                                          ==========================================================

                                                                                                           (1)                           Wgtd. Avg.
                                                                                      Sale     # of        CAP             Sales          Price Per
Community                               Market               State                    Date    Units       Rate        Price (mm)               Unit
----------------------------------------------------------------------------------------------------------------------------------------------------
2002 SALES
Landsdowne (4)                          Philadelphia         PA                  1/23/2002      222      10.7%              $8.8            $39,640
Ridgeway Court                          Philadelphia         PA                  1/23/2002       66      11.2%              $2.6            $39,394
Old Friends                             Baltimore            MD                  1/24/2002       51      10.4%              $2.5            $49,020
Finger Lakes Manor                      Rochester            NY                   4/4/2002      153       8.4%              $7.9            $51,634
Conifer Village                         Syracuse             NY                  4/19/2002      199      11.8%              $7.1            $35,678
Rolling Park                            Baltimore            MD                  5/31/2002      144       8.7%              $8.2            $56,944
Cloverleaf Village                      Pittsburgh           PA                  6/28/2002      148       9.6%              $5.2            $35,135
Carriage Hill Apartments                Central VA           VA                   8/8/2002      664       8.4%             $41.6            $62,651
Springwood                              Philadelphia         PA                 12/16/2002       77       8.6%              $3.2            $41,558
                                                                                          ----------------------------------------------------------
                                                                                 TOTAL YTD    1,724       9.2%             $87.1            $50,522
                                                                                          ==========================================================
(1)  CAP rate based on projected NOI after allowance for 3% management fee but before capital expenditures

Home Properties, Inc.
September 30, 2003 Supplemental Information

BREAKDOWN OF OWNED UNITS BY MARKET

                                            Net                                               Net
                                       Acquired            As of        12/31/2002       Acquired           As of          Current
MARKET                    STATE         in 2002       12/31/2002        % of Units        in 2003       9/30/2003       % of Units
-----------------------------------------------------------------------------------------------------------------------------------
SUBURBAN WASH             DC              1,884            6,005            14.37%            450           6,455           15.53%
BALTIMORE                 MD               -195            6,283            15.04%            -50           6,233           14.99%
PHILADELPHIA              PA               -152            6,128            14.67%           -212           5,916           14.23%
DETROIT                   MI                               5,694            13.63%           -120           5,574           13.41%
LONG ISLAND               NY              1,476            3,409             8.16%                          3,409            8.20%
NORTHERN NJ               NJ                               2,520             6.03%                          2,520            6.06%
ROCHESTER                 NY               -153            2,412             5.77%                          2,412            5.80%
CHICAGO                   IL                               2,242             5.37%                          2,242            5.39%
BUFFALO                   NY                               1,644             3.93%                          1,644            3.95%
SYRACUSE                  NY               -199            1,366             3.27%                          1,366            3.29%
BOSTON                    MA                696              696             1.67%            280             976            2.35%
HUDSON VALLEY             NY                224              908             2.17%                            908            2.18%
PORTLAND                  ME                                 595             1.42%                            595            1.43%
HAMDEN                    CT                                 498             1.19%                            498            1.20%
DOVER                     DE                                 432             1.03%                            432            1.04%
SOUTH BEND                IN                                 706             1.69%           -310             396            0.95%
NORTH/CENTRAL             OH                                 242             0.58%           -242               0            0.00%
CENTRAL VIRGINIA          VA               -664                0             0.00%                              0            0.00%
PITTSBURGH                PA               -148                0             0.00%                              0            0.00%
                                    -----------------------------------------------------------------------------------------------
TOTAL                                     2,769           41,780            100.0%           -204          41,576           100.0%

Total NY State                            1,348            9,739             23.3%              -           9,739            23.4%
Total Upstate, NY                          -352            5,422             13.0%              -           5,422            13.0%
Total Mid-Atlantic                          725           21,368             51.1%            188          21,556            51.8%

Home Properties, Inc.
September 30, 2003 Supplemental Information
Debt Summary Schedule

FIXED
                                                                                                                                       MATURITY         YEARS TO
PROPERTY                                                   LENDER                            RATE                    BALANCE               DATE         MATURITY
--------                                                   ------                            ----                    -------               ----         --------
SEMINARY TOWERS 3rd                                        Wachovia                         5.910                 16,764,401         07/2001/04           0.75
BAYVIEW/COLONIAL                                           Midland Loan                     8.350                  5,673,308         11/2001/05           2.09
CAMBRIDGE VILLAGE - 2nd (*)                                North Fork Bank                  5.210                    599,126         11/2001/05           2.09
IDLYWOOD                                                   Morgan Guaranty                  8.625                  8,797,102         11/2001/05           2.09
CARRIAGE HILL - MI                                         Prudential-Fannie Mae            7.360                  3,511,541         01/2001/06           2.26
CARRIAGE PARK                                              Prudential-Fannie Mae            7.480                  5,065,181         01/2001/06           2.26
MID-ISLAND                                                 North Fork Bank                  7.500                  6,675,000         05/2001/06           2.59
DEVONSHIRE - 1st (*)                                       AMI Capital                      7.100                 19,340,549         06/2001/06           2.67
NEWCASTLE                                                  Presidential Funding             6.450                  6,000,000           07/31/06           2.84
COUNTRY VILLAGE                                            PW Funding                       8.385                  6,312,642         08/2001/06           2.84
HAMPTON COURT                                              ORIX RE Capital                  8.875                  3,398,992         09/2001/06           2.92
HAWTHORNE COURT (*)                                        Larson Financial                 5.830                 10,988,612         11/2001/06           3.09
HERITAGE SQUARE (*)                                        Larson Financial                 5.880                  3,138,164         11/2001/06           3.09
RAINTREE                                                   Capitalized Lease                8.500                  5,817,571         11/2001/06           3.09
WOODMONT VILLAGE - 2nd (*)                                 North Fork Bank                  5.380                  1,170,227         11/2001/06           3.09
WOODMONT VILLAGE - 1st (*)                                 North Fork Bank                  5.410                  2,705,739         12/2001/06           3.17
MILL TOWNE VILLAGE                                         Prudential-Fannie Mae            6.325                  8,530,000         01/2001/07           3.26
WOODGATE PLACE                                             ARCS Mortgage                    7.865                  3,247,218         01/2001/07           3.26
BRITTANY PLACE                                             CapMark Svcs.                    4.780                 20,043,602           06/11/07           3.70
SEMINARY TOWERS - 1st                                      Wachovia                         8.220                  2,196,610         07/2001/07           3.75
SEMINARY TOWERS - 2nd                                      Wachovia                         8.400                  1,594,343         07/2001/07           3.75
SOUTHERN MEADOWS (*)                                       CapMark Svcs.                    7.250                 19,924,782           07/11/07           3.78
COURTYARDS VILLAGE (*)                                     Berkshire Mtg-Freddie            6.670                  5,134,952         08/2001/07           3.84
LIBERTY COMMONS LAND                                       V & E Enterprises, Inc.          7.000                    540,000           09/25/07           3.99
GARDENCREST (*)                                            Legg Mason(Sun Life)             6.000                  4,858,100         11/2001/07           4.09
ROYAL GARDENS APTS.                                        M & T Bank - Freddie             4.900                 32,094,832         11/2001/07           4.09
FENLAND FIELD                                              Prudential-Fannie Mae            5.050                 12,536,887         12/2001/07           4.17
HP@NEWARK (CHSTNT CRSG)                                    Prudential-Fannie Mae            4.840                 17,202,870         12/2001/07           4.17
STRATFORD GREENS - 1st (*)                                 North Fork Bank                  5.690                 14,109,684         12/2001/07           4.17
STRATFORD GREENS - 2nd (*)                                 North Fork Bank                  5.690                  2,140,496         12/2001/07           4.17
VILLAGE SQUARE 1, 2 & 3                                    Prudential-Fannie Mae            5.050                 21,854,242         12/2001/07           4.17
CYPRESS PLACE                                              Reilly Mortgage                  7.130                  6,346,448         01/2001/08           4.26
MAPLE LANE APTS - II                                       AMI Capital                      7.205                  5,679,568         01/2001/08           4.26
PAVILION - 2nd                                             Capri Capital                    7.450                  3,747,276         01/2001/08           4.26
PAVILION -3rd                                              Capri Capital                    5.030                 18,230,424         01/2001/08           4.26
THE LANDINGS -1st                                          Capri Capital                    6.930                  9,473,166         01/2001/08           4.26
THE LANDINGS - 2nd                                         Capri Capital                    6.740                  3,719,036         01/2001/08           4.26
VIRGINIA VILLAGE                                           First Union NB - Svcr            6.910                  9,307,926         01/2001/08           4.26
CAMBRIDGE VILLAGE - 1st (*)                                North Fork Bank                  5.960                  2,762,103         03/2001/08           4.42
YORKSHIRE VILLAGE (*)                                      North Fork Bank                  5.810                  1,587,161         03/2001/08           4.42
DETROIT PORTFOLIO                                          Morgan Guaranty                  7.510                 45,108,257         06/2001/08           4.67
WELLINGTON WOODS/LAKES                                     ORIX RE Capital                  6.980                  7,742,225         06/2001/08           4.67
RACQUET CLUB SOUTH                                         Legg Mason RE                    6.980                  2,930,021         07/2001/08           4.76
WESTWOOD VILLAGE - 1st (*)                                 M and T Bank                     5.940                 16,569,013           10/31/08           5.09
WESTWOOD VILLAGE - 2nd (*)                                 M and T Bank                     5.940                    987,311         11/2001/08           5.09
GOLF CLUB (HP @)                                           ARCS Mortgage                    6.585                 16,273,833         12/2001/08           5.18
DEVONSHIRE - 2nd                                           AMI Capital                      6.720                  4,904,745         01/2001/09           5.26
MANSION HOUSE                                              1st Niagara Bank                 7.500                    646,727         01/2001/09           5.26
BLACKHAWK                                                  M&T Bank-Freddie Mac             5.060                 14,005,986         12/2001/09           6.18
WILLIAM HENRY                                              Legg Mason RE                    5.310                 23,750,619         12/2001/09           6.18
CHERRY HILL                                                Prudential                       5.360                  5,301,147         01/2001/10           6.26
ELMWOOD TERRACE                                            John Hancock                     5.300                 22,168,416         01/2001/10           6.26
GLEN MANOR                                                 Prudential-Fannie Mae            5.065                  6,116,470         01/2001/10           6.26
HILL BROOK APTS                                            M & T Bank - Freddie             5.210                 11,788,298         01/2001/10           6.26
RIDLEY BROOK                                               Prudential-Fannie Mae            4.865                 10,214,864         01/2001/10           6.26
SHERRY LAKE                                                GMAC                             5.180                 20,504,625         01/2001/10           6.26
MULTI-PROPERTY                                             M & T Bank - Freddie             7.575                 45,400,000         05/2001/10           6.59
CIDER MILL                                                 Berkshire Mtg-Freddie            4.720                 47,552,250         10/2001/10           7.01
HP@DEVON (SGRTWN MEWS)                                     Prudential-Fannie Mae            7.500                 28,892,000         10/2001/10           7.01
TREXLER PARK (HP @)                                        Prudential-Fannie Mae            7.500                 10,140,000         10/2001/10           7.01
MULTI-PROPERTY                                             Prudential-Fannie Mae            7.250                 32,978,000         01/2001/11           7.26
MULTI-PROPERTY                                             Prudential-Fannie Mae            6.360                  8,141,000         01/2001/11           7.26
MULTI-PROPERTY                                             Prudential-Fannie Mae            6.160                 58,881,000         01/2001/11           7.26
ORLEANS VILLAGE                                            Prudential-Fannie Mae            6.815                 43,745,000         01/2001/11           7.26
RACQUET CLUB                                               Prudential-Fannie Mae            6.875                 22,291,035         04/2001/11           7.51
MEADOWS APARTMENTS                                         Prudential-Fannie Mae            6.875                  3,435,337         05/2001/11           7.59
TIMBERCROFT TH's 1 - 1st                                   GMAC                             8.500                    732,187         05/2001/11           7.59
LAKE GROVE                                                 Prudential-Fannie Mae            6.540                 27,124,264         12/2001/11           8.18
MULTI_PROPERTY NOTES PAY                                   Seller Financing                 4.000                    773,495         02/2001/12           8.35
TIMBERCROFT TH's 3 - 1st                                   GMAC                             8.000                  1,002,627         02/2001/12           8.35
APPLE HILL                                                 M&T Bank-Freddie Mac             6.650                 25,675,268         03/2001/12           8.42
CANDLEWOOD GARDENS, NY                                     M&T Bank-Freddie Mac             6.830                  2,799,430         03/2001/12           8.42
EMERSON SQUARE                                             M&T Bank-Freddie Mac             6.850                  2,263,299         03/2001/12           8.42
FAIRVIEW                                                   M&T Bank-Freddie Mac             6.850                  7,616,493         03/2001/12           8.42
PARADISE LANE                                              M&T Bank-Freddie Mac             6.830                  8,885,362         03/2001/12           8.42
PERINTON MANOR                                             M&T Bank-Freddie Mac             6.850                  9,421,917         03/2001/12           8.42
CASTLE CLUB (HP @)                                         Legg Mason RE                    9.550                  6,900,590         05/2001/12           8.59
GATEWAY VILLAGE                                            Prudential-Fannie Mae            6.885                  7,187,753         05/2001/12           8.59
COLONIES                                                   Prudential-Fannie Mae            7.110                 21,756,413         06/2001/12           8.68
CARRIAGE HILL - NY                                         M&T Bank-Freddie Mac             6.850                  5,926,390         07/2001/12           8.76
CORNWALL PARK                                              M&T Bank-Freddie Mac             6.830                  5,728,571         07/2001/12           8.76
HARBORSIDE MANOR                                           M&T Bank-Freddie Mac             6.850                  7,457,374         07/2001/12           8.76
LAKESHORE VILLAS                                           M&T Bank-Freddie Mac             6.850                  5,121,389         07/2001/12           8.76
PATRICIA APTS                                              M&T Bank-Freddie Mac             6.830                  5,432,266         07/2001/12           8.76
PEARL STREET                                               M&T Bank-Freddie Mac             6.830                  1,121,022         07/2001/12           8.76
SUNSET GARDENS                                             M&T Bank-Freddie Mac             6.830                  6,024,877         07/2001/12           8.76
WESTMINISTER PLACE                                         M&T Bank-Freddie Mac             6.850                  6,716,575         07/2001/12           8.76
WOODHOLME MANOR                                            Prudential-Fannie Mae            7.160                  3,857,250         07/2001/12           8.76
CANTERBURY APARTMENTS                                      M&T Bank-Fannie Mae              5.020                 30,651,588         05/2001/13           9.59
MORNINGSIDE                                                Morgan Guaranty                  6.990                 18,631,369         05/2001/13           9.59
MULTI-PROPERTY                                             Prudential - Fannie Mae          6.475                100,000,000           08/31/13           9.93
1600 ELMWOOD AVE                                           Legg Mason-Freddie               5.630                 11,200,000         10/2001/13          10.01
DEERFIELD WOODS                                            GE Financial                     7.000                  3,222,669         01/2001/14          10.26
CURREN TERRACE                                             M&T Bank-Freddie Mac             5.360                 15,245,000         10/2001/14          11.01
SPRINGWELLS                                                AMEX/IDS                         8.000                 10,606,478         07/2001/15          11.76
PINES OF PERINTON                                          NYS Urban Development            8.500                  7,790,946         05/2001/18          14.59
PAVILION - 1st                                             Capri Capital                    8.000                  8,041,321         11/2001/18          15.10
BONNIE RIDGE - 1st                                         Prudential                       6.600                 17,311,038           12/15/18          15.22
BONNIE RIDGE - 2nd                                         Prudential                       6.160                 19,922,169           12/15/18          15.22
TIMBERCROFT TH's 1 - 2nd                                   Allfirst Mtg                     8.375                  2,147,971         06/2001/19          15.68
TIMBERCROFT TH's 3 - 2nd                                   Allfirst Mtg                     8.375                  3,163,789         06/2001/19          15.68
VILLAGE GREEN, FW                                          ARCS Mortgage                    8.230                  3,968,595         10/2001/19          16.01
RAINTREE                                                   Leasehold Mortgage               8.500                  1,067,717           04/30/20          16.59
MACOMB MANOR                                               EF&A Funding                     8.630                  3,800,448         06/2001/21          17.68
SHAKESPEARE PARK                                           Reilly Mortgage                  7.500                  2,464,770         01/2001/24          20.27
HOLIDAY SQUARE (*)                                         Red Capital (Servicer)           6.700                  3,692,102         03/2001/24          20.43
BARI MANOR (*)                                             Wachovia (Servicer)              4.440                  3,116,282           10/11/28          25.05
HUDSON VIEW ESTATES (*)                                    Wachovia (Servicer)              4.500                  2,413,538           10/11/28          25.05
SHERWOOD TOWNHOUSES (*)                                    Wachovia (Servicer)              4.290                    757,594           10/11/28          25.05
SPARTA BROOK (*)                                           Wachovia (Servicer)              4.440                  1,970,223           10/11/28          25.05
OWINGS RUN 1                                               Reilly Mortgage                  8.000                 17,293,954         10/2001/35          32.02
OWINGS RUN 2                                               Prudential Huntoon               8.000                 14,427,956         06/2001/36          32.69

     WTD AVG - FIXED SECURED                                                                 6.45              1,315,720,385                              7.86
     % OF PORTFOLIO - FIXED                                                                                            93.3%

VARIABLE SECURED
VARIABLE SECURED
                  MAPLE LANE - I - Eqv. Bond Yield         Civitas Bank                      2.90                  6,055,000           07/27/07           3.82
        FALKLAND CHASE - BMA Index                         Capri Capital                     1.94                 24,695,000         10/2001/30          27.02
                           Adjusts Weekly

     WTD AVG - VARIABLE SECURED                                                              2.13                 30,750,000                             22.45

     WTD AVG - TOTAL SECURED DEBT                                                            6.35              1,346,470,385                              8.11

VARIABLE UNSECURED - LINE OF CREDIT
LINE OF CREDIT                                           M and T Bank et. al.                2.27                 64,000,000         09/2001/05           1.92
                                           Adjusts Daily  LIBOR + 125

--------------------------------------------------------------------------------------------
     WTD AVG - COMBINED DEBT                                                                6.164              1,410,470,385                              7.83
--------------------------------------------------------------------------------------------                   -------------

--------------------------------------------------------------------------------------------------                                             ----------------
WTG AVG - TOTAL SECURED DEBT                                                                 6.35                                                         8.11
--------------------------------------------------------------------------------------------------                                             ----------------
WTD AVG - TOTAL PORTFOLIO                                                                    6.16                                                         7.83
--------------------------------------------------------------------------------------------------                                             ----------------

(*) General ledger balance and rate have been adjusted pursuant to FAS #141 to reflect fair market value of debt.

--------------------------------------------------------------------------------
           FREE AND CLEAR PROPERTIES
--------------------------------------------------------------------------------
1600 East Avenue                        164     Maple Tree                    84
Arbor Crossing                          134     Northgate Manor              224
Beechwood Gardens                       160     Rider Terrace                 24
Brook Hill                              192     Sherwood House                 6
Cedar Glen                              110     South Bay Manor               61
Coventry Village                         94     Stone Ends Apartments        280
East Hill Gardens                        33     Terry Apartments              65
Gardencrest                              60     The Colony                   783
Glen Brook                              177     The Lakes                    434
Hawthorne Estates                        26     The Sycamores                185
Muncy - Holiday Square                   23     West Springfield Terrace     244
Total Free and Clear Properties:         22              Units:            3,563
--------------------------------------- ---- -- -------------------------- ------

------------------------------------------------------------------------------
                            FIXED RATE
                      MATURING DEBT SCHEDULE
------------------------------------------------------------------------------
                                            MATURING     WTD AVG   Percent of
         YEAR                                   DEBT        RATE        Total
         ----                                   ----        ----        -----
         2003                                      -           -        0.00%
         2004                             16,764,401        5.91        1.27%
         2005                             15,069,535        8.39        1.15%
         2006                             74,124,218        7.09        5.63%
         2007                            166,008,617        5.57       12.62%
         2008                            150,463,769        6.72       11.44%
         2009                             43,308,076        5.42        3.29%
         2010                            241,056,070        6.20       18.32%
         2011                            164,349,822        6.53       12.49%
         2012                            141,668,362        6.98       10.77%
    2013-2036                            302,907,515        6.62       23.02%
        TOTAL                          1,315,720,385        6.45      100.00%
------------------------------------------------------------------------------

Home Properties,Inc.
NAV calculation as of September 30, 2003

Net Asset Value Calculation
---------------------------

Cap Rate (after 3% G & A, before capital expenditures)                                   7.50%             7.75%          8.00%           8.25%           8.50%
------------------------------------------------------                                   -----             -----          -----           -----           -----

3rd QTR 2003
------------
Rent                                                                                   106,294           106,294        106,294         106,294         106,294
Property other income                                                                    3,988             3,988          3,988           3,988           3,988
Operating & maintenance expense                                                       (46,553)          (46,553)       (46,553)        (46,553)        (46,553)
                                                                                     ---------        ----------     ----------      ----------      ----------
Property NOI                                                                            63,729            63,729         63,729          63,729          63,729
Adjustment for 3rd QTR acquisitions                                                        807               807            807             807             807
                                                                                     ---------        ----------     ----------      ----------      ----------
Effective 3rd QTR "run rate"                                                            64,536            64,536         64,536          64,536          64,536

Annualized (3rd qtr = 25.5% due to seasonality)                                        253,082           253,082        253,082         253,082         253,082
NOI growth for next 12 months @ 4%                                                      10,123            10,123         10,123          10,123          10,123
                                                                                     ---------        ----------     ----------      ----------      ----------
Adjusted NOI                                                                           263,205           263,205        263,205         263,205         263,205
                                                                                             -
Real estate value using above cap rate                                               3,509,400         3,396,193      3,290,062       3,190,363       3,096,529
Property Management activities
   (2003 3RD QTR EBITDA  /3*4 / 20%)                                                         -                 -              -               -               -
Cash                                                                                     7,251             7,251          7,251           7,251           7,251
Other assets                                                                            90,346            90,346         90,346          90,346          90,346
Less:
  Deferred charges                                                                     (8,759)           (8,759)        (8,759)         (8,759)         (8,759)
  Intangible                                                                           (3,107)           (3,107)        (3,107)         (3,107)         (3,107)
                                                                                     ---------        ----------     ----------      ----------      ----------
Gross value                                                                          3,595,131         3,481,924      3,375,793       3,276,094       3,182,260
Less liabilities & perpetual preferred stock                                       (1,530,959)       (1,530,959)    (1,530,959)     (1,530,959)     (1,530,959)
                                                                                     ---------        ----------     ----------      ----------      ----------
Net Asset Value                                                                      2,064,172        $1,950,965     $1,844,834      $1,745,135      $1,651,301
                                                                                     =========         =========      =========       =========       =========
Per share/unit - fully diluted                                                          $43.17            $40.80         $38.58          $36.50          $34.53
                                                                                     =========         =========      =========       =========       =========
               47,818.1 shares
After adjusting for below average occupancy for the quarter
  of 93.3% verses more "typical" 94.5% in the 3rd qtr                                   $44.75            $42.33         $40.07          $37.94          $35.93
                                                                                     =========         =========      =========       =========       =========
Economic CAP rate (after cap ex reserve of
   $525 per unit)                                                                        6.88%             7.11%          7.34%           7.57%           7.80%

---------------------------------------------------------------------------------------------------------------------------------------------------------------
Adjustment for Acquisitions
---------------------------
                                                                                                         Initial                      # of days
                                                                                                     Unleveraged      Quarterly         Missing
Property                                     Units         Region         Price           Date            Return            NOI      In Quarter             Adj
--------                                     -----         ------         -----           ----            ------            ---      ----------    ------------
Falkland Chase                                 450        NoVA/DC       $58,900       09/10/03              7.1%          1,045              71             807
                                                                                                                                                   ------------
                                                                                                                                                            807
---------------------------------------------------------------------------------------------------------------------------------------------------------------

Reconcilation to financial statements:                                                                     Other          O & M
                                                                                          Rent            Income        Expense
                                                                                          ----            ------        -------
Per financial statement                                                                106,091             3,978        (46,472)
Add back properties classified as discontinued operations
  still owned at September 30, 2003                                                        203                10            (81)
                                                                                       -------             -----        -------

Proper run rate before acquisitions                                                    106,294             3,988        (46,553)
                                                                                       =======             =====        =======

Operating expenses now include a charge for G & A, so NAV calculation does not need additional allocation.

                              Home Properties, Inc.
                   September 30, 2003 Supplemental Information

                      Recurring Capital Expenditure Summary

The  Company  has a policy  to  capitalize  costs  related  to the  acquisition,
development,  rehabilitation,   construction,  and  improvement  of  properties.
Capital  improvements  are costs that  increase  the value and extend the useful life of an asset.  Ordinary repair and maintenance  costs that do not extend the useful life of the asset are  expensed as  incurred.  Costs  incurred on a lease turnover  due to normal wear and tear by the  resident are expensed on the turn.
Recurring capital  improvements  typically  include:  appliances,  carpeting and flooring,  HVAC equipment,  kitchen/ bath cabinets, new roofs, site improvements and various exterior  building  improvements.  Non- recurring  upgrades include, among other items:  community centers,  new windows, and kitchen/ bath apartment upgrades.  The Company capitalizes interest and certain internal personnel costs related to the communities under rehabilitation and construction.

The table  below is a list of the items  that  management  considers  recurring, non-revenue enhancing capital and maintenance expenditures for a standard garden style apartment.  Included are the per unit replacement cost and the useful life that management estimates the Company incurs on an annual basis.

                                                                                Maintenance
                                                                Capitalized         Expense            Total
                                    Capitalized                 Expenditure        Cost per         Cost per
                                       Cost per      Useful        Per Unit            Unit             Unit
Category                                   Unit     Life(1)     Per Year(2)     Per Year(3)         Per Year
-------------------------------------------------------------------------------------------------------------
Appliances                               $1,000          18             $55              $5              $60
Blinds/Shades                               130           6              22               6               28
Carpets/Cleaning                            840           6             140              97              237
Computers, equipment, misc.(4)              120           5              22              29               51
Contract repairs                              -           -               -             102              102
Exterior painting(5)                         84           5              17               1               18
Flooring                                    250           8              31               -               31
Furnace/Air (HVAC)                          765          24              32              43               75
Hot water heater                            130           7              19               -               19
Interior painting                             -           -               -             138              138
Kitchen/Bath cabinets                     1,100          25              44               -               44
Landscaping                                   -           -               -             106              106
New roof                                    800          23              35               -               35
Parking lot                                 400          15              27               -               27
Pool/Exercise facility                      100          15               7              23               30
Windows                                     980          36              27               -               27
Miscellaneous(6)                            705          15              47              40               87
-------------------------------------------------------------------------------------------------------------
Total                                    $7,404                        $525            $590           $1,115
-------------------------------------------------------------------------------------------------------------

(1)Estimated  weighted  average actual  physical  useful life of the expenditure capitalized.

(2)This amount is not necessarily  incurred each and every year. Some years will be  higher,  or lower  depending  on the  timing  of  certain  longer  life expenditures.

(3)These expenses are included in the Operating and maintenance line item of the
     Consolidated  Statement  of  Operations.  Maintenance  labor  costs are not included in the $590 per unit maintenance estimate. All personnel costs for site  supervision,  leasing agents,  and maintenance staff are combined and disclosed in the Company's same- store expense detail schedule.  The annual per unit cost of  maintenance  staff would add another $570 to expenses and total cost figures provided.

(4)Includes computers, office equipment/ furniture, and maintenance vehicles.

(5)The level  of  exterior  painting  may be lower  than  other  similar  titled presentations as the Company's  portfolio has a significant amount of brick exteriors.  In addition,  other  exposed  exterior  surfaces are most often covered with aluminum or vinyl.

(6)Includes items such as; balconies, siding, and concrete/sidewalks.

In  reviewing  the  breakdown of costs above,  one must  consider the  Company's unique  strategy  in  operating  apartments,  which  has been to  improve  every property  every year  regardless  of age.  Another  part of its  strategy  is to purchase  older  properties and rehab and  reposition  them to enhance  internal rates of return.  This strategy results in higher costs of capital  expenditures and  maintenance  costs which is more than justified by higher  revenue  growth, higher net operating income growth and a higher rate of property appreciation.

                              Home Properties, Inc.
                   September 30, 2003 Supplemental Information

                           Capital Expenditure Summary

The  Company  estimates  that  during  the three and  nine-month  periods  ended
September 30, 2003,  approximately $131 and $393 per unit was spent on recurring capital expenditures,  respectively. The table below summarizes the breakdown of capital  improvements by major categories  between recurring and  non-recurring, revenue generating capital improvements as follows:

               For the three-month period ended September 30, 2003
               ---------------------------------------------------
                      (in thousands, except per unit data)

                                                                  Non-
                                     Recurring           Per       Recurring        Per         Capital        Per
                                        Cap Ex       Unit(a)          Cap Ex    Unit(a)    Improvements    Unit(a)
                                        ------       -------          ------    -------    ------------    -------

New Buildings                           $    -         $  -             $530        $13            $530        $13
Major building improvements                943           23            4,925        119           5,868        142
Roof replacements                          360            9            1,582         38           1,942         47
Site improvements                          345            8            2,700         65           3,045         73
Apartment upgrades                         680           16            9,178        221           9,858        237
Appliances                                 565           14              793         19           1,358         33
Carpeting/Flooring                       1,774           43            2,000         48           3,774         91
HVAC/Mechanicals                           523           12            3,984         96           4,507        108
Miscellaneous                              233            6              535         14             768         20
                                       -------         ----          -------     ------         -------     ------
Totals                                  $5,423         $131          $26,227       $633         $31,650       $764
                                        ======         ====          =======       ====         =======       ====

(a)Calculated using the weighted average number of units outstanding,  including
     36,566 core units,  2002  acquisition  units of 4,492 and 2003  acquisition units of 385 for the three-month period ended September 30, 2003.

               For the nine-month period ended September 30, 2003
               --------------------------------------------------
                      (in thousands, except per unit data)

                                                                         Non-
                                      Recurring           Per       Recurring        Per         Capital        Per
                                         Cap Ex       Unit(a)          Cap Ex    Unit(a)    Improvements    Unit(a)
                                         ------       -------          ------    -------    ------------    -------

New Buildings                                $-            $-          $1,413        $34          $1,413        $34
Major building improvements               2,821            68          12,945        313          15,766        381
Roof replacements                         1,078            26           2,203         53           3,281         79
Site improvements                         1,033            25           4,838        117           5,871        142
Apartment upgrades                        2,036            49          23,904        578          25,940        627
Appliances                                1,691            41           1,943         47           3,634         88
Carpeting/Flooring                        5,308           128           3,768         91           9,076        219
HVAC/Mechanicals                          1,564            38           8,490        205          10,054        243
Miscellaneous                               694            18           2,085         52           2,779         70
                                        -------          ----         -------     ------         -------     ------
Totals                                  $16,225          $393         $61,589     $1,490         $77,814     $1,883
                                        =======          ====         =======     ======         =======     ======

(a)Calculated using the weighted average number of units outstanding,  including
     36,566 core units,  2002  acquisition  units of 4,492 and 2003  acquisition units of 272 for the nine-month period ended September 30, 2003.

The  schedule  below  summarizes  the  breakdown of total  capital  improvements between core and non-core as follows:

               For the three-month period ended September 30, 2003
               ---------------------------------------------------
                      (in thousands, except per unit data)

                                                                          Non-
                                       Recurring           Per       Recurring        Per         Capital        Per
                                          Cap Ex          Unit          Cap Ex       Unit    Improvements       Unit
                                          ------         -----          ------      -----    ------------       ----

Core Communities                          $4,785          $131         $19,916       $545         $24,701       $676
2003 Acquisition Communities                  50           131              82        214             132        345
2002 Acquisition Communities                 588           131           6,229      1,387           6,817      1,518
                                          ------          ----         -------       ----         -------       ----
Sub-total                                  5,423           131          26,227        633          31,650        764
2003 Disposed Communities                     27           131             119        569             146        700
Corporate office expenditures(1)               -             -               -          -             869          -
                                          ------          ----         -------       ----         -------       ----
                                          $5,450          $131         $26,346       $633         $32,665       $764
                                          ======          ====         =======       ====         =======       ====

(1)Nodistinction is made between  recurring and  non-recurring  expenditures for corporate office.

               For the nine-month period ended September 30, 2003
               --------------------------------------------------
                      (in thousands, except per unit data)

                                                                          Non-
                                       Recurring           Per       Recurring        Per         Capital        Per
                                          Cap Ex          Unit          Cap Ex       Unit    Improvements       Unit
                                          ------         -----          ------      -----    ------------       ----

Core Communities                         $14,355          $393         $46,635     $1,275         $60,990     $1,668
2003 Acquisition Communities                 107           393              78        287             185        680
2002 Acquisition Communities               1,763           393          14,876      3,312          16,639      3,705
                                         -------          ----         -------     ------         -------     ------
Sub-total                                 16,225           393          61,589      1,490          77,814      1,883
2003 Disposed Communities                    139           393             263        742             402      1,135
Corporate office expenditures(1)               -             -               -          -           1,808          -
                                         -------          ----         -------     ------         -------     ------
                                         $16,364          $393         $61,852     $1,484         $80,024     $1,876
                                         =======          ====         =======     ======         =======     ======

(1)Nodistinction is made between  recurring and  non-recurring  expenditures for corporate office.

                 Adjusted Net Operating Income - Core Properties
                 -----------------------------------------------

                                           Third         Third                    Year to         Year to
                                         Quarter       Quarter                       Date            Date
                                         9/30/03       9/30/02          Change    9/30/03         9/30/02     Change
                                         -------       -------          ------    -------         -------     ------

Net Operating Income                     $53,685       $54,913          (2.2%)    153,832        $155,445     (1.0%)

Less: Non-recurring Cap Ex @ 10%         (1,992)             -              -      (4,663)              -         -
                                         -------       -------           ----     -------        --------      ----

Adjusted Net Operating Income            $51,693       $54,913          (5.9%)    149,169        $155,445     (4.0%)
                                         =======       =======           ====     =======        ========      ====

Some  of  our  Core  Property  NOI  reflects  incremental   investments  in  the
communities  above  and  beyond  normal  capital  replacements.  After  charging ourselves a 10% cost of capital on these additional expenditures,  what we refer to as the adjusted NOI for the quarter is recalculated and presented above.

Home Properties, Inc.
September 30, 2003 Supplemental Information

Current 2003 Earnings Guidance

                                                   Actual         Actual         Actual
                                                       Q1             Q2             Q3                Q4              Year
                                                       --             --             --                --              ----
FFO per share *                                      $.60           $.75           $.78       $.75 - $.77     $2.88 - $2.91

Same store revenue growth                            2.8%           3.1%           2.6%       4.2% - 5.3%

Same store expense growth                            7.7%           8.5%           9.8%              6.5%

Same store NOI growth                               -1.0%           0.1%          -2.2%       2.6% - 4.4%

Same store 2003 economic occupancy                  90.7%          92.3%          93.3%             93.0%
Same store 2002 economic occupancy                  91.0%          92.3%          93.2%             92.0%
Difference in occupancy                             -0.3%           0.0%           0.1%              1.0%

Acquisitions                                                                                                   $150 million

Dispositions                                                                                                    $60 million

*    The above reflects FFO from normal  operations,  and therefore excludes the one time charge to  earnings  related to the grant of  restricted  stock to retiring Co-CEO's. The actual reported FFO results will reflect a reduction to FFO per share of 11 cents for both the 4th quarter and 2003 full year.

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As originally provided on February 7, 2003
                                                       Q1             Q2             Q3                Q4              Year
                                                       --             --             --                --              ----
FFO per share                                 $.60 - $.62    $.75 - $.78    $.81 - $.83       $.75 - $.78     $2.91 - $3.01

Assumptions for mid-point of guidance:
--------------------------------------
Same store revenue growth                            2.6%           3.8%           4.2%              4.3%              3.7%

Same store expense growth                            6.6%           6.9%           3.2%              3.7%              5.1%

Same store NOI growth                               -0.2%           2.0%           3.6%              4.3%              2.5%

NOI growth by region:
   New Jersey, Long Island, Lower Hudson                                                                               4.4%
   Mid-Atlantic (Baltimore/Washington)                                                                                 3.7%
   Philadelphia                                                                                                        0.6%
   Detroit                                                                                                            -0.9%
   Chicago                                                                                                             2.6%
   Upstate NY                                                                                                         -0.9%

Same store 2003 economic occupancy                  90.3%          92.0%          92.8%             91.1%             91.6%
Same store 2002 economic occupancy                  91.0%          92.3%          93.2%             92.0%             92.1%
Difference in occupancy                             -0.8%          -0.3%          -0.4%             -0.9%             -0.6%

Acquisitions                                                                                                   $250 million

Dispositions                                                                                                   $100 million

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Current 2004 Earnings Guidance
                                                                                                                       Year
                                                                                                                       ----
FFO per share                                                                                                 $2.90 - $3.15

Acquisitions                                                                                                   $250 million

Dispositions                                                                                                    $50 million